Annuity Investors(r) Variable Account A

of

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for

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The Commodore Nauticus(r)	The Commodore Americus (r)

June 30, 2001

Semiannual Report to Contract Owners

Table of Contents

Page

Letter from the President	2

Tab
Portfolio Semiannual Reports

Dreyfus Portfolio	I
Dreyfus Variable Investment Fund
Appreciation Portfolio
Growth and Income Portfolio
Small Cap Portfolio
The Dreyfus Socially Responsible Growth Fund, Inc.
Dreyfus Stock Index Fund

Strong Opportunity Fund II, Inc.	II

Deutsche Asset Management	III
EAFE (r) Equity Index
Small Cap Index

AIM V.I. Funds	IV
AIM V.I. Value Fund
AIM V.I. Capital Development Fund
AIM V.I. Government Securities Fund

PBHG Insurance Series Fund	V
PBHG Growth II Portfolio
PBHG Mid-Cap Value Portfolio
PBHG Select Value Portfolio
PBHG Technology & Communications Portfolio

Janus Aspen Series	VI
Aggressive Growth Portfolio
Capital Appreciation Portfolio
Balanced Portfolio
International Growth Portfolio - Service Shares
Worldwide Growth Portfolio

The Universal Institutional Funds, Inc.	VII
Fixed Income Portfolio
U.S. Real Estate Portfolio

Merrill Lynch Variable Series Fund, Inc.	VIII
Basic Value Focus Fund
Global Strategy Focus Fund
High Current Income Fund
Domestic Money Market Fund

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Dear Commodore(r) Variable Annuity Contract Owner:

Enclosed are the June 30, 2001 Semiannual Reports for each of the Portfolios in which the subaccounts of Annuity Investors Life Insurance Company(r) Variable Account A invest. The market has remained extremely volatile for the first six months of the year, primarily as a result of the continuation of the stock market correction that began last year coupled with five interest rate reductions by the Federal Reserve. The widespread anticipation of a positive economic turnaround continues to war with generally negative economic indicators. For the most part, Annuity Investors(r) Lifes' value-oriented equity subaccounts have remained in positive territory, continuing last year's trend of value funds outperforming growth funds. The broad range of investment options offered under your Contract allows you the flexibility to implement your own personal investment strategy and to change your mix of investments as your objectives change over time.

For the period ending June 30, 2001, the stock market, as measured by the Standard & Poor's Composite Stock 500 Index, returned a loss of 6.69%, and the NYSE Composite Index returned a loss of 2.12%. The bond market, as measured by Lehman Brothers Aggregate Bond Index, increased by 3.60% over the same period. The average annual total returns of the subaccounts offered under your Contract for the period January 1, 2001 to June 30, 2001, are shown below.*

Janus Aspen Series - Aggressive Growth Portfolio	(26.96) %
Janus Aspen Series - Worldwide Growth Portfolio	(14.03) %
Janus Aspen Series - Balanced Portfolio	(4.01) %
Janus Aspen Series - Capital Appreciation Portfolio	(14.04) %
Janus Aspen Series - International Growth Portfolio - Service Shares	(16.05) %
Dreyfus VIF - Appreciation Portfolio	(6.84) %
Dreyfus VIF - Growth and Income Portfolio	(0.78) %
Dreyfus VIF - Small Cap Portfolio	(5.13) %
The Dreyfus Socially Responsible Growth Fund, Inc.	(14.65) %
Dreyfus Stock Index Fund	(7.41) %
Strong Opportunity Fund II, Inc.	(0.58) %
Deutsche Asset Management VIT Funds EAFE® Equity Index Fund	(16.77) %
Deutsche Asset Management VIT Funds Small Cap Index Fund	5.65%
Merrill Lynch VSF - Basic Value Focus Fund	3.74%
Merrill Lynch VSF - Global Allocation Focus Fund	(9.50) %
Merrill Lynch VSF - High Current Income Fund	5.76%
Merrill Lynch VSF - Domestic Money Market Fund	1.49%
The Universal Institutional Funds, Inc. - Fixed Income Portfolio	3.73%
The Universal Institutional Funds, Inc. - U.S. Real Estate Portfolio	7.41%
PBHG Insurance Series Fund - PBHG Growth II Portfolio	(27.52) %
PBHG Insurance Series Fund - PBHG Technology & Communications Portfolio	(37.45) %
PBHG Insurance Series Fund - PBHG Select Value Portfolio	6.41%
PBHG Insurance Series Fund - PBHG Mid-Cap Value Portfolio	9.48%
AIM V.I. Value Fund	(6.55) %
AIM V.I. Capital Development Fund	(1.77) %
AIM V.I. Government Securities Fund	1.52%

                   *Performance figures are net of all sub-account charges, but do not reflect contingent deferred sales charges and contract maintenance fees.

My colleagues at Annuity Investors Life Insurance Company and I look forward to serving you in the future.

Sincerely,

 /s/----------------------------------

Charles R. Scheper
President

 Variable Account A

The Financial Statements of the following investment companies ("Registrant") are made a part hereof and incorporated herein:
Registrant	1940 Act Number

Janus Aspen Series	811-07736
Aggressive Growth Portfolio
Worldwide Growth Portfolio
Balanced Portfolio
Capital Appreciation Portfolio
International Growth Portfolio - Service Shares
Dreyfus Variable Investment Fund	811-05125
Appreciation Portfolio
Growth & Income Portfolio
Small Cap Portfolio
The Dreyfus Socially Responsible Growth Fund, Inc.	811-07044
Dreyfus Stock Index Fund	811-05179
Strong Opportunity Fund II	811-06522
Deutsche Asset Management, VIT Funds	811-07507
Deutsche VIT EAFE Equity Index
Deutsche VIT Small Cap Index
Deutsche VIT Equity 500 Index
Merrill Lynch Variable Series Fund, Inc.	811-03290
Basic Value Focus Fund
Global Allocation Focus Fund
High Current Income Fund
Domestic Money Market Fund
The Universal Institutional Funds, Inc.	811-07607
Morgan Stanley UIF, Inc. U.S. Real Estate Portfolio
Morgan Stanley UIF, Inc. Fixed Income Portfolio
PBHG Insurance Series Fund, Inc.	811-08009
PBHG Growth II Portfolio
PBHG Technology & Communication Portfolio
PBHG Select Value Portfolio
PBHG Mid-Cap Value Portfolio
AIM V.I. Funds	811-07452
AIM V.I. Value Fund
AIM V.I. Capital Development Fund
AIM Government Securities Fund

This report is for the information of the contract owners and participants of Annuity Investors Life Insurance Company(r) and Annuity Investors(r) Variable Account A. It is authorized for distribution to other persons only when preceded or accompanied by a current prospectus, which contains complete information, including charges and expenses. For more information or to request a prospectus, call toll free (800) 789-6771.

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A subsidiary of Great American Financial Resources SM , Inc. P.O. Box 5423 Cincinnati, OH 45201-5423 (800) 789-6771 www.commodoreva.com

Principal Underwriter/Distributor: Great American AdvisorsSM , Inc., member NASD and an affiliate of Annuity Investors Life Insurance Company, 525 Vine Street, Cincinnati, Ohio 45202

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